SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): 05/05/05


                              LACLEDE STEEL COMPANY
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                         0-3855                    43-0368310
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(State or Other               (Commission               (I.R.S. Employer
Jurisdiction of                File Number)           Identification Number)
Incorporation)


P.O. Box 24125
Belleville, IL                                                 62223
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(Address of Principal Executive Offices)                      (Zip Code)



               Registrant's telephone number, including area code:
                                  618-277-7032
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Item 8.01.  Other Events.

     The Registrant is filing its reports to the U.S. Bankruptcy Court for the periods ended July 31, 2001, August 31, 2001, September 30, 2001, October 31, 2001, November 30, 2001, December 31, 2001, January 31, 2002, February 28, 2002,
March 31, 2002,  April 30, 2002,  May 31,  2002,  June 30, 2002,  July 31, 2002,
August 31,  2002,  September  30,  2002,  October 31,  2002,  November 30, 2002,
December 31, 2002, January 31, 2003, February 28, 2003, March 31, 2003, April 30, 2003, May 31, 2003, June 30, 2003, July 31, 2003, August 31, 2003, September
30, 2003,  October 31, 2003,  November 30, 2003,  December 31, 2003, January 31,
2004,  February 29, 2004, March 31, 2004, April 30, 2004, May 31, 2004, June 30,
2004,  July 31, 2004,  August 31, 2004,  September  30, 2004,  October 31, 2004,
November 30, 2004, December 31, 2004, January 31, 2005, February 28, 2005 and March 31, 2005 which were filed with the Bankruptcy Court on May 5, 2005.

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits

     Exhibit No. 99.1 Report to U.S. Bankruptcy Court for July 31, 2001, August 31, 2001, September 30, 2001, October 31, 2001, November 30, 2001, December 31,
2001,  January 31, 2002,  February 28, 2002, March 31, 2002, April 30, 2002, May
31, 2002,  June 30, 2002,  July 31, 2002,  August 31, 2002,  September 30, 2002,
October 31,  2002,  November 30,  2002,  December  31,  2002,  January 31, 2003,
February 28, 2003,  March 31, 2003, April 30, 2003, May 31, 2003, June 30, 2003,
July 31, 2003, August 31, 2003, September 30, 2003, October 31, 2003, November 30, 2003, December 31, 2003, January 31, 2004, February 29, 2004, March 31,
2004,  April 30, 2004, May 31, 2004,  June 30, 2004,  July 31, 2004,  August 31,
2004, September 30, 2004, October 31, 2004, November 30, 2004, December 31, 2004, January 31, 2005, February 28, 2005 and March 31, 2005.

          (Referenced to Item 601(b) of Regulation S-K)

          Exhibit No. 32 Certifications by Chief Executive Officer and Chief Financial Officer of Laclede Steel Company pursuant to Sarbanes- Oxley Act of 2002


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            LACLEDE STEEL COMPANY
                            (Registrant)

Date: May 11, 2005         By: /s/ Michael H. Lane
                               ------------------------------------------------
                                Michael H. Lane
                                President